Bretton Fund
		Schedule of Investments
		March 31, 2023 (Unaudited)
Shares			Cost	Fair Value	% of Net Assets

COMMON STOCKS

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.		$ 241,491	$ 969,448	1.47%

Finance Services
21,100	American Express Company		1,585,155	3,480,445	5.29%

Fire, Marine & Casualty Insurance
7,500	Berkshire Hathaway Inc. - Class B *		1,116,560	2,315,775
33,400	The Progressive Corporation		2,377,130	4,778,204
			3,493,690	7,093,979	10.78%

Hospital & Medical Service Plans
7,200	UnitedHealth Group Incorporated		2,101,000	3,402,648	5.17%

Laboratory Analytical Instruments
11,000	PerkinElmer, Inc.		1,385,326	1,465,860	2.23%

National Commercial Banks
94,900	Bank of America Corporation		1,817,262	2,714,140
23,000	JPMorgan Chase & Co.		1,626,993	2,997,130
			3,444,255	5,711,270	8.68%

Operative Builders
124,500	Dream Finders Homes, Inc. - Class A *		2,942,713	1,649,625
690	NVR, Inc. *		2,103,937	3,844,811
			5,046,650	5,494,436	8.35%

Railroad, Line-Haul Operating
15,350	Union Pacific Corporation		1,243,056	3,089,341	4.70%

Retail - Auto & Home Supply Stores
2,000	AutoZone, Inc. *		1,416,158	4,916,300	7.47%

Retail - Family Clothing Stores
34,700	Ross Stores Inc.		1,801,642	3,682,711
47,000	The TJX Companies, Inc.		2,014,486	3,682,920
			3,816,128	7,365,631	11.20%

Services - Business Services, NEC
9,380	MasterCard Incorporated - Class A		849,356	3,408,786
15,300	Visa Inc. - Class A		1,733,343	3,449,538
			2,582,699	6,858,324	10.42%

Services - Computer Processing & Data Preparation
57,000	Alphabet Inc. - Class C *		2,082,582	5,928,000	9.01%

Services - Consumer Credit Reporting, Collection Agencies
8,300	Moody's Corporation		2,461,261	2,539,966
9,300	S&P Global Inc.		2,655,628	3,206,361
			5,116,889	5,746,327	8.73%

Services - Prepackaged Software
12,800	Microsoft Corporation		2,010,817	3,690,240	5.61%

Total for Common Stocks			$35,565,896	$65,212,249	99.11%

Total Investments			$35,565,896	$65,212,249

Other Assets in Excess of Liabilities				$ 585,352	0.89%

Net Assets				$65,797,601	100.00%

* Non-Income Producing Securities.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2023, was $35,565,896. At March 31, 2023, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

	Unrealized Appreciation			$30,984,282
	Unrealized Depreciation			(1,337,929)
	Unrealized Appreciation			$29,646,353

2. SECURITIES VALUATION

As described below, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2023:

Valuation of Inputs and Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$65,212,249	$ -	$ -	$ 65,212,249
Total Investment Securities		$65,212,249	$ -	$ -	$ 65,212,249

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended March 31, 2023.